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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                   -----------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 5, 2000




                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                          UNIVERSAL COMPRESSION, INC.
       ------------------------------------------------------------------
          (Exact names of registrants as specified in their charters)


              Delaware                  333-48283               13-3989167
               Texas                    333-48279               74-1282680
 -------------------------------     ----------------          --------------
          (States or other           (Commission File          (IRS Employer
 jurisdictions of incorporation)         Numbers)              Identification
                                                                  Nos.)


     4440 Brittmoore Road, Houston, Texas                  77041
  ----------------------------------------------    --------------------
   (Address of principal executive offices)              (Zip Code)


                                 (713) 335-7000
                                 --------------
              (Registrants' telephone number, including area code)

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Item 5.              Other Events

           Universal Compression Holdings, Inc. (the "Company") filed an amendment to its Registration Statement on Form S-1 with the Securities and Exchange Commission on May 3, 2000 in connection with a proposed public offering (the "Offering") of 7,000,000 shares of its common stock, par value $.01 per share and up to an additional 1,050,000 shares if the underwriters exercise their option to cover any over-allotments. All of the shares in the Offering are to be sold by the Company. The Company intends to use the proceeds of the Offering along with the proceeds of an operating lease facility that is expected to close concurrently with the closing of the Offering to repay all outstanding indebtedness under its existing credit facility and international debt agreements, to redeem its 11 3/8% Senior Discount Notes due 2008, and for general corporate purposes, which may include repurchase of a portion of the 9 7/8% Senior Discount Notes due 2009 issued by its subsidiary, Universal Compression, Inc.

           Included in the Registration Statement are financial results of the Company for the fiscal year ended March 31, 2000.

           The Registration Statement has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

           The statements contained herein that are not historical are forward-looking statements that are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements.


Item 7.              Financial Statements and Exhibits

           (c)       Exhibits

Exhibit No.        Description
-----------        -----------
23.1     ---       Consent of Deloitte & Touche LLP.

99.1     ---       Registration Statement on Form S-1, as amended (incorporated by reference to Universal  Compression Holdings, Inc.'s
                   Registration Statement on Form S-1, as amended (Commission
                   File No. 333-34090)).


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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     UNIVERSAL COMPRESSION HOLDINGS, INC.
                                     UNIVERSAL COMPRESSION, INC.
                                     (Registrants)



Date:   May 5, 2000                  By:  /s/ Richard W. FitzGerald
                                          ----------------------------
                                           Richard W. FitzGerald
                                           Senior Vice President and
                                           Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        ------------
23.1     ---       Consent of Deloitte & Touche LLP.

99.1     ---       Registration Statement on Form S-1, as amended (incorporated by reference to Universal  Compression Holdings, Inc.'s
                   Registration Statement on Form S-1, as amended (Commission
                   File No. 333-34090)).